Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of June 8, 2012 (the “Effective Date”) by and among CONSOLIDATED GRAPHICS, INC., a Texas corporation (the “Borrower”); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.                                    The Borrower, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of August 20, 2010.  Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”.  Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

B.                                    The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent do hereby agree as follows:

SECTION 1. Amendment to Credit Agreement.

(a)                                 The definition of “Applicable Percentage” set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Applicable Percentage” shall mean, for any day, the rate per annum set forth below opposite the applicable Level then in effect, it being understood that the Applicable Percentage for (i) Revolving Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column “Alternate Base Rate Margin for Revolving Loans”, (ii) Revolving Loans which are LIBOR Rate Loans shall be the percentage set forth under the column “LIBOR Rate Margin for Revolving Loans and Letter of Credit Fee”, (iii) the Commitment Fee shall be the percentage set forth under the column “Commitment Fee” and (iv) the Letter of Credit Fee shall be the percentage set forth under the column “LIBOR Rate Margin for Revolving Loans and Letter of Credit Fee”:

Level	Leverage Ratio	Alternate Base Rate Margin for Revolving Loans	LIBOR Rate Margin for Revolving Loans and Letter of Credit Fee	Commitment Fee
I	< 1.00 to 1.0	0.00%	1.25%	0.25%
II	< 1.50 to 1.0 but ≥ 1.00 to 1.0	0.00%	1.50%	0.25%
III	< 2.00 to 1.0 but ≥ 1.50 to 1.0	0.25%	1.75%	0.25%
IV	< 2.50 to 1.0 but ≥ 2.00 to 1.0	0.50%	2.00%	0.375%
V	≥ 2.50 to 1.0	0.75%	2.25%	0.375%

The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the Borrower the quarterly financial information and certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Sections 5.1(a), 5.1(b) and 5.2(b) (each an “Interest Determination Date”).  Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date.  The initial Applicable Percentages on the Closing Date shall be based on Level II until the first Interest Determination Date occurring after the Closing Date.  After the Closing Date, if the Borrower shall fail to provide the quarterly financial information and certifications in accordance with the provisions of Sections 5.1(b) and 5.2(b), the Applicable Percentage from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level V until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio.

(b)                                 The definition of “Interest Coverage Ratio” set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Interest Coverage Ratio” means, with respect to the Borrower and its Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter of the Borrower, the ratio of (a) Pro Forma Consolidated EBITDA minus Consolidated Capital Expenditures minus Consolidated Cash Taxes minus dividends for such period to (b) Consolidated Interest Expense.  Pro Forma Consolidated EBITDA for any applicable period which is attributable to Foreign Subsidiaries that are not wholly-owned shall only be included in Pro Forma Consolidated EBITDA of the Borrower for purposes of calculating the Interest Coverage Ratio to the extent such non wholly-owned Foreign Subsidiaries shall have made cash distributions to the Borrower or to a wholly-owned subsidiary of the Borrower (whether foreign or domestic).

(c)                                  The definition of “Leverage Ratio” set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Leverage Ratio” shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter, the ratio of (a) Funded Debt of the Borrower and its Subsidiaries on a consolidated basis on the last day of such period to (b) Pro Forma Consolidated EBITDA for such twelve month period.  Pro Forma Consolidated EBITDA for any applicable period which is attributable to Foreign Subsidiaries that are not wholly-owned shall only be included in Pro Forma Consolidated EBITDA of the Borrower for purposes of calculating the Leverage Ratio to the extent such non wholly-owned Foreign Subsidiaries shall have made cash distributions to the Borrower or to a wholly-owned subsidiary of the Borrower (whether foreign or domestic).

(d)                                 Clause (vii) of the definition of “Permitted Investments” set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

(vii)                           investments in (a) Foreign Subsidiaries made by other Foreign Subsidiaries, (b) foreign joint ventures made by Foreign Subsidiaries, and (c) Foreign Subsidiaries and foreign joint ventures made by Borrower and its Domestic Subsidiaries, provided that as of the date any such investment is made the aggregate amount of investments (net of dividends and other return of capital paid by Foreign Subsidiaries and foreign joint ventures to Borrower and its Domestic Subsidiaries) pursuant to this clause from and after June 8, 2012 shall not exceed the greater of (x) $50,000,000 or (y) 50% of Pro Forma Consolidated EBITDA for the twelve month period ending on the last day of the most recently ended fiscal quarter (for the avoidance of doubt, if Pro Forma Consolidated EBITDA for the twelve month period ending on the last day of any subsequent quarter declines, and as a result such net investments in Foreign Subsidiaries exceeds the foregoing limitation, it will not result in a Default but shall limit further investments in Foreign Subsidiaries pursuant to this clause (c) until such time, if any, that such Pro Forma Consolidated EBITDA again exceeds such net investments in Foreign Subsidiaries).

(e)                                  Clause (xi) of the definition of “Permitted Liens” set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

(xi)                              Liens securing Indebtedness permitted under Sections 6.1(m) and (n).

(f)                                   The definition of “Revolving Commitment Termination Date” set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Revolving Commitment Termination Date” shall mean June 8, 2017.

(g)                                  A new Section 2.5(c) is hereby added to the Credit Agreement, such new Section to read in its entirety as follows:

(c)                                  Increase of Revolving Committed Amount.  At any time prior to the expiration of the Revolving Commitment Termination Date, and so long as no Default or Event of Default shall have occurred which is continuing, Borrower may from time to time elect to increase the Revolving Committed Amount to an amount not exceeding $385,000,000 minus any reductions in the Revolving Commitments pursuant to Section 2.5(a), provided that (i) Borrower shall give at least fifteen (15) Business Days’ prior written notice of such increase to the Administrative Agent and each existing Lender, (ii) each existing Lender shall have the right (but not the obligation) to subscribe to its pro rata share of the proposed increase in the Revolving Committed Amount by giving written notice of such election to Borrower and the Administrative Agent within ten (10) Business Days after receipt of a notice from the Borrower as above described and only if an existing Lender does not exercise such election may the Borrower elect to add a new Lender, (iii) no Lender shall be required to increase its Revolving Commitment unless it shall have expressly agreed to such increase in writing (but otherwise, no notice to or consent by any Lender shall be required, notwithstanding anything to the contrary set forth in Article X hereof), (iv) the addition of new Lenders shall be subject to the terms and provisions of Article X hereof as if such new Lenders were acquiring an interest in the Loans by assignment from an existing Lender (to the extent applicable, i.e. required approvals, minimum amounts and the like), (v) Borrower shall execute and deliver such additional or replacement Notes and such other documentation (including evidence of proper authorization) as may be reasonably requested by the Administrative Agent, any new Lender or any Lender which is increasing its Revolving Commitment, (vi) no Lender shall have any right to decrease its Revolving Commitment as a result of such increase of the Revolving Committed Amount, (vii) the Administrative Agent shall have no obligation to arrange, find or locate any Lender or new bank or financial institution to participate in any unsubscribed portion of such increase in the Revolving Committed Amount, and (viii) each such increase shall be in an aggregate amount of at least $10,000,000.  Borrower shall be required to pay (or to reimburse each applicable Lender for) any breakage costs incurred by any Lender in connection with the need to reallocate existing Loans among the Lenders following any increase in the Revolving Committed Amount pursuant to this provision.

(h)                                 Section 5.9(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

(a)                                 Leverage Ratio.  The Leverage Ratio shall be less than or equal to 3.00 to 1.00 as of the last day of each fiscal quarter of the Borrower and its Subsidiaries.

(i)                                     Section 6.1(m) of the Credit Agreement is hereby re-styled as Section 6.1(n), and a new Section 6.1(m) is hereby added to the Credit Agreement, such new Section to read in its entirety as follows:

(n)                                 Additional Indebtedness of Foreign Subsidiaries incurred after March 31, 2012 which does not exceed $20,000,000 in the aggregate at any time outstanding.

(j)                                    Section 6.6 of the Credit Agreement is hereby amended to read in its entirety as follows:

Section 6.6                                   Consolidation, Merger, Acquisitions, Sale or Purchase of Assets, etc.

The Borrower will not, nor will it permit any Subsidiary to,

(a)                                 dissolve, liquidate or wind up its affairs, sell, transfer, lease (as lessor) or otherwise dispose of its property or assets (other than any transfer constituting a Restricted Payment permitted under Section 6.12 or a Permitted Investment) or agree to do so at a future time except the following, without duplication, shall be expressly permitted:

(i)                                     Specified Sales;

(ii)                                  the sale, transfer, lease or other disposition of property or assets to an unrelated party not in the ordinary course of business (other than Specified Sales), where and to the extent that they are the result of a Recovery Event, so long as the net proceeds therefrom are, to the extent herein required, used to (A) repair or replace damaged property or to purchase or otherwise acquire replacement assets or property within 180 days of the receipt of such proceeds or (B) prepay the Loans in accordance with Section 2.6(b)(iv);

(iii)                               the sale, lease, transfer or other disposition of machinery, parts, equipment, land and buildings no longer used or useful in the conduct of the business of the Borrower or any of its Subsidiaries, as appropriate, in its reasonable discretion, so long as and the net proceeds therefrom are, to the extent herein required, used to (A) repair or replace damaged property or to purchase or otherwise acquire replacement assets or property, provided that such purchase or acquisition is committed to within 180 days of receipt of the net proceeds and such purchase or acquisition is consummated within 270 days of receipt of such proceeds or (B) prepay the Loans in accordance with Section 2.6(b)(ii);

(iv)                              the sale, lease, transfer or other disposition of assets of an acquired company or business, provided such disposition is completed within 180 days of the initial acquisition of such assets;

(v)                                 the sale, lease or transfer of property or assets (at fair value) between the Borrower and any Guarantor;

(vi)                              the sale, lease or transfer of property or assets (A) from a Credit Party other than the Borrower to another Credit Party, (B) from a Foreign Subsidiary to another Foreign Subsidiary, and (C) between a Credit Party and any Foreign Subsidiary, provided that the value of all such property sold, leased or transferred pursuant to this clause (C) shall not exceed, in the aggregate, $20,000,000 during any fiscal year;

(vii)         the sale, lease or transfer of property or assets not otherwise permitted by clauses (i) through (vi) above, provided the amount of such sale, lease or transfer does not exceed $10,000,000 in the aggregate in any fiscal year;

(viii)        the voluntary dissolution, liquidation or winding-up in connection with a merger or sale of all or substantially all of the assets of a Subsidiary otherwise permitted hereunder;

provided, that (a) with respect to subclause (vii) above at least 75% of the consideration received therefor by the Borrower or any such Subsidiary is in the form of cash or Cash Equivalents and (b) with respect to sales of assets permitted hereunder only, the Administrative Agent shall be entitled, without the consent of the Required Lenders, to release its Liens relating to the particular assets sold; or

(b)           enter into any transaction of merger or consolidation, except for the merger or consolidation of (i) a Credit Party with and into another Credit Party, provided that if the Borrower is a party thereto, the Borrower will be the surviving corporation and (ii) a Foreign Subsidiary with or into another Foreign Subsidiary; or

(c)           enter into any transaction or series of transactions for the purposes of acquiring all or a substantial portion of the assets, property and/or Capital Stock of any Person other than Permitted Investments and, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom on a Pro Forma Basis, the acquisition by any Credit Party of all or a majority of the Capital Stock or other ownership interest in (or all or a substantial portion of the assets, property and/or operations of) any Person provided that (i) such acquisition is of a Person in the same or a similar line of business, (ii) the Borrower can demonstrate, on a Pro Forma Basis, after giving effect to such acquisition that the Leverage Ratio of the Borrower does not exceed the then current maximum Leverage Ratio under Section 5.9(a) hereof minus 0.25, and (iii) the Borrower shall comply with the requirements of Section 5.2(e) hereof.

(k)                                  Section 6.8 of the Credit Agreement is hereby amended to read in its entirety as follows:

Section 6.8            Transactions with Affiliates.

Except as permitted in subsection (iv) of the definition of Permitted Investments, transactions between or among wholly-owned Credit Parties, transactions between or among wholly-owned Foreign Subsidiaries, and customary compensation arrangements entered into in the ordinary course of business, the Borrower will not, nor will it permit any Subsidiary to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm’s-length transaction with a Person other than an officer, director, shareholder or Affiliate.

(l)                                     Section 6.9 of the Credit Agreement is hereby amended to read in its entirety as follows:

Section 6.9            Ownership of Subsidiaries; Restrictions.

The Borrower will not, nor will it permit any Subsidiary to, create, form or acquire any Subsidiaries, except for (A) Foreign Subsidiaries, provided that no Foreign Subsidiary may be created, formed or acquired if as of the last day of the most recent fiscal quarter for which financial statements of the Borrower and its Subsidiaries are available the net book value of the total assets of its Foreign Subsidiaries (on a combined basis, as determined in accordance with GAAP) is greater than 50% of the total assets of the Borrower and its Subsidiaries (on a consolidated basis, as determined in accordance with GAAP), or (B) Domestic Subsidiaries which are joined (or those who participate in a merger in which another entity survives and the survivor joins) as Additional Credit Parties within thirty (30) days in accordance with the terms hereof.  The Borrower will not sell, transfer, pledge or otherwise dispose of any Capital Stock or other equity interests in any of it Subsidiaries, nor will it permit any of its Subsidiaries to issue, sell, transfer, pledge or otherwise dispose of any of their Capital Stock or other equity interests, except in connection with a Permitted Investment or a transaction permitted by Section 6.6.

(m)                               Section 6.11 of the Credit Agreement is hereby amended to read in its entirety as follows:

Section 6.11         Limitation on Restricted Actions.

The Borrower will not, nor will it permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except for such encumbrances or restrictions existing under or by reason of (i) this Agreement and the other Credit Documents, (ii) applicable law, (iii) restrictions on the transfer or pledge of Capital Stock in joint ventures which are otherwise permitted under the terms of this Agreement, (iv) customary non-assignment provisions in leases, licenses, permits and other agreements entered into in the ordinary course of business, (v) in connection with any sale or other disposition of property permitted hereunder, any restriction with respect to such property imposed under the agreement or agreements governing such sale or disposition, (vi) any document or instrument governing Indebtedness incurred pursuant to Section 6.1(c);

provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, or (vii) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

(n)                                 Section 6.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

Section 6.12         Restricted Payments.

The Borrower will not, nor will it permit any Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends, distributions or other Restricted Payments payable to any Credit Party (or, with respect to any Foreign Subsidiary, to the Borrower or any Subsidiary), directly or indirectly through Subsidiaries, and, with respect to any non-wholly owned Subsidiary, to any other Person owning any Capital Stock in such Subsidiary so long as such Restricted Payments are made on a pro-rata basis to all owners of such Subsidiary based on their respective ownership interests, (c) as permitted by Section 6.13, and (d) so long as no Default or Event of Default shall have occurred and be continuing, or would result therefrom, the Borrower may repurchase shares of its Capital Stock during the term of this Agreement in any amount, so long as the Borrower can demonstrate, after giving effect to such purchase (A) compliance on a Pro Forma Basis with the financial covenants set forth in Section 5.9 hereof, as set forth in a compliance certificate and (B) the Leverage Ratio of the Borrower after giving effect to any such repurchase on a Pro Forma Basis shall not exceed (x) from and after June 8, 2012 through and including April 1, 2014, 2.75 to 1.00 and (y) at all times thereafter, 2.50 to 1.00.

(o)                                 Section 6.15 of the Credit Agreement is hereby amended to read in its entirety as follows:

Section 6.15         No Further Negative Pledges.

The Borrower will not, nor will it permit any Subsidiary to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation except (a) pursuant to this Agreement and the other Credit Documents, (b) pursuant to applicable law, (c) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 6.1(c); provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (d) restrictions on the transfer or pledge of Capital Stock in joint ventures which are otherwise permitted under the terms of this Agreement, (e) customary non-assignment provisions in leases, licenses, permits and other agreements entered into in the ordinary course of business, (f) in connection with any sale or other disposition of property permitted hereunder, any restriction with respect to such property imposed under the agreement or agreements governing such sale or disposition, and (g) in connection with any Permitted Lien or any document or instrument governing any Permitted Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

SECTION 2. Ratification.  Except as expressly amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect.  None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Credit Agreement.

SECTION 3. Expenses.  The Borrower shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.

SECTION 4. Certifications.  The Borrower hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower has occurred and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

SECTION 5. Miscellaneous.  This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Credit Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.  The headings herein shall be accorded no significance in interpreting this Amendment.

SECTION 6. Amendment Fee..  No part of this Amendment shall become effective until the Borrowers shall have paid to the Administrative Agent (for the pro rata benefit of the Lenders executing and delivering this Amendment by the Effective Date) amendment fees equal to 0.125% of the Revolving Commitment of each such Lender so executing this Amendment.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER CREDIT DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

CONSOLIDATED GRAPHICS, INC.,
a Texas corporation

By:	/s/ Jon C. Biro
Jon C. Biro,
Executive Vice President and
Chief Financial and Accounting Officer

Unnumbered signature page to First Amendment to Credit Agreement for Consolidated Graphics, Inc.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Erin R. Hubbard
Name:	Erin R. Hubbard
Title:	Vice President

Unnumbered signature page to First Amendment to Credit Agreement for Consolidated Graphics, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Linda F. Masera
Name:	Linda F. Masera
Title:	Senior Vice President

Unnumbered signature page to First Amendment to Credit Agreement for Consolidated Graphics, Inc.

BANK OF AMERICA, N.A.

By:	/s/ Julie Castano
Name:	Julie Castano
Title:	Vice President

Unnumbered signature page to First Amendment to Credit Agreement for Consolidated Graphics, Inc.

BRANCH BANKING & TRUST COMPANY

By:	/s/ Elizabeth Willis
Name:	Elizabeth Willis
Title:	Assistant Vice President

Unnumbered signature page to First Amendment to Credit Agreement for Consolidated Graphics, Inc.

UNION BANK, N.A.

By:	/s/ Megan R. Webster
Name:	Megan R. Webster
Title:	Vice President

Unnumbered signature page to First Amendment to Credit Agreement for Consolidated Graphics, Inc.

BOKF, NA dba Bank of Texas

By:	/s/ Marian Livingston
Name:	Marian Livingston
Title:	Senior Vice President

Unnumbered signature page to First Amendment to Credit Agreement for Consolidated Graphics, Inc.

IBERIABANK FSB

By:	/s/ Steven C. Krueger
Name:	Steven C. Krueger
Title:	Senior Vice President

Unnumbered signature page to First Amendment to Credit Agreement for Consolidated Graphics, Inc.

The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Credit Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Banks would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.

AGS CUSTOM GRAPHICS, INC.,
a Maryland corporation,
AMERICAN LITHOGRAPHERS, INC.,
a California corporation,
ANDERSON LA, INC.,
a California corporation,
APPLE GRAPHICS, INC.,
a California corporation,
AUSTIN PRINTING COMPANY,
a Georgia corporation,
AUTOMATED GRAPHIC IMAGING/COPY
CENTER, INC., a District of Columbia corporation,
AUTOMATED GRAPHIC SYSTEMS, LLC,
a Maryland limited liability company,
BIGINK MAILING & FULFILLMENT COMPANY,
a Kansas corporation,
BRIDGETOWN PRINTING CO.,
an Oregon corporation,
BYRUM LITHOGRAPHING CO.,
an Ohio corporation,
CDS PUBLICATIONS, INC.,
an Oregon corporation,
CGML GENERAL PARTNER, INC.,
a Delaware corporation,
CGX CALIFORNIA CONTRACTORS, INC.,
a California corporation
CHAS. P. YOUNG COMPANY,
a Texas corporation,
CHAS. P. YOUNG COMPANY, INC.,
a New York corporation,
CLEAR VISIONS, INC.,
a Texas corporation,
COLUMBIA COLOR, INC.,
a California corporation,
CONOVER REAL ESTATE LLC,
a North Carolina limited liability company,
CONSOLIDATED CARQUEVILLE PRINTING
COMPANY, an Illinois corporation,
CONSOLIDATED GLOBAL GROUP, INC.,

Unnumbered signature page to First Amendment to Credit Agreement for Consolidated Graphics, Inc.

a Texas corporation,
CONSOLIDATED GRAPHICS CALIFORNIA,
a California corporation,
CONSOLIDATED GRAPHICS DEVELOPMENT
COMPANY, a Delaware corporation,
CONSOLIDATED GRAPHICS INTERNATIONAL,
INC., a Delaware corporation,
CONSOLIDATED GRAPHICS PROPERTIES, INC.,
a Texas corporation,
CONSOLIDATED GRAPHICS PROPERTIES II,
INC., a Texas corporation,
CONSOLIDATED GRAPHICS SERVICES,
INC., a Delaware corporation,
CONSOLIDATED GRAPHICS SOLUTIONS, INC.,
a Delaware corporation,
CONSOLIDATED GRAPHICS TECHNOLOGY SERVICES AND SOLUTIONS, INC.,
a Texas corporation
COPY-MOR, INC.,
an Illinois corporation,
COURIER PRINTING COMPANY,
a Tennessee corporation,
CP SOLUTIONS, INC.,
an Oklahoma corporation,
DIRECT COLOR, INC.,
a California corporation,
EAGLE PRESS, INC.,
a California corporation,
EASTWOOD PRINTING CORPORATION,
a Colorado corporation,
EGT PRINTING SOLUTIONS, LLC,
a Michigan limited liability company,
ELECTRIC CITY PRINTING COMPANY,
a South Carolina corporation,
EMERALD CITY GRAPHICS, INC.,
a Washington corporation,
FITTJE BROS. PRINTING CO.,
a Colorado corporation,
FREDERIC PRINTING COMPANY,
a Colorado corporation,
GARNER PRINTING COMPANY,
an Iowa corporation,
GEYER PRINTING COMPANY, INC.,
a Pennsylvania corporation,
GILLILAND PRINTING, INC.
a Kansas corporation,

Unnumbered signature page to First Amendment to Credit Agreement for Consolidated Graphics, Inc.

GRAPHCOM LLC,
a Georgia limited liability company,
GRAPHIC COMMUNICATIONS, INC.,
a California corporation,
GRAPHIC TECHNOLOGY OF MARYLAND, INC.,
a Maryland corporation,
GRAPHION, INC.,
a California corporation,
GRITZ-RITTER GRAPHICS, INC.,
a Colorado corporation,
GROVER PRINTING COMPANY,
a Texas corporation,
GSL FINE LITHOGRAPHERS,
a California corporation,
GULF PRINTING COMPANY,
a Texas corporation,
H & N PRINTING & GRAPHICS, INC.,
a Maryland corporation,
HEATH PRINTERS, INC.
a Washington corporation
HICKORY PRINTING SOLUTIONS, LLC,
a North Carolina limited liability company,
HIGH POINT REAL ESTATE ONE LLC,
a North Carolina limited liability company,
HIGH POINT REAL ESTATE TWO LLC,
a North Carolina limited liability company,
IMAGE SYSTEMS, LLC,
a Wisconsin limited liability company,
IRONWOOD LITHOGRAPHERS, INC.,
an Arizona corporation,
KELMSCOTT COMMUNICATIONS LLC,
a Delaware limited liability company,
KEYS PRINTING COMPANY,
a South Carolina corporation,
KOHLER ASSETS SUBSIDIARY, LLC,
a Missouri limited liability company,
LINCOLN PRINTING CORPORATION,
an Indiana corporation,
MARYLAND COMPOSITION.COM, INC.,
a Maryland corporation,
MAXIMUM GRAPHICS, INC.,
a Minnesota corporation,
MAXWELL GRAPHIC ARTS, INC.,
a New Jersey corporation,
MERCURY PRINTING COMPANY, LLC,
a Tennessee limited liability company,

Unnumbered signature page to First Amendment to Credit Agreement for Consolidated Graphics, Inc.

METROPOLITAN PRINTING SERVICES, LLC,
an Indiana limited liability company,
MIG&L ASSET CO., LLC,
an Ohio limited liability company,
MOBILITY, INC.,
a Virginia corporation,
MOUNT VERNON PRINTING COMPANY,
a Maryland corporation,
MULTIPLE IMAGES PRINTING, INC.,
an Illinois corporation,
NIES/ARTCRAFT, INC.,
a Missouri corporation,
PBM GRAPHICS, INC.,
a North Carolina corporation,
PCA, LLC, a Maryland limited liability company, PGH COMPANY, a Delaware corporation,
PICCARI PRESS, INC.,
a Pennsylvania corporation,
PRECISION LITHO, INC.,
a California corporation,
PRIDE PRINTERS, INC.,
a Massachusetts corporation,
PRINTING CONTROL SERVICES,
INCORPORATED,
a Washington corporation,
PRINTING, INC.,
a Kansas corporation,
RUSH PRESS, INC.,
a California corporation,
S&S GRAPHICS, LLC,
a Maryland limited liability company,
S&S GRAPHICS PROPERTY, LLC,
a Delaware limited liability company,
SNAPSHOTU, LLC,
a Texas limited liability company,
SPANGLER GRAPHICS, LLC,
a Kansas limited liability company,
SPANGLER GRAPHICS PROPERTY, LLC,
a Kansas limited liability company,
STORTERCHILDS PRINTING CO., INC.,
a Florida corporation,
SUPERB PRINTING COMPANY,
a Texas corporation,
SUPERIOR COLOUR GRAPHICS, INC.,
a Michigan corporation,

Unnumbered signature page to First Amendment to Credit Agreement for Consolidated Graphics, Inc.

TEWELL WARREN PRINTING COMPANY,
a Colorado corporation,
THE CYRIL-SCOTT COMPANY,
an Ohio corporation,
THE ETHERIDGE COMPANY,
a Michigan corporation,
THE GRAPHICS GROUP, INC.,
a Texas corporation,
THE HENNEGAN COMPANY,
a Kentucky corporation,
THE JACKSON GROUP LLC,
an Indiana limited liability company,
THE JARVIS PRESS, INC.,
a Texas corporation,
THE JOHN C. OTTO COMPANY, INC.,
a Massachusetts corporation,
THE MCKAY PRESS, INC.,
a Michigan corporation,
THEO. DAVIS SONS, INCORPORATED,
a North Carolina corporation,
THE PIKES PEAK LITHOGRAPHING CO.,
a Colorado corporation,
THE PRINTERY, INC.,
a Wisconsin corporation,
THOUSAND OAKS PRINTING AND
SPECIALTIES, INC., a California corporation,
TUCKER PRINTERS, INC.,
a Texas corporation,
TURSACK INCORPORATED,
a Pennsylvania corporation,
VALCOUR PRINTING, INC.,
a Missouri corporation,
VERITAS DOCUMENT SOLUTIONS, LLC,
a Delaware limited liability company,
WALNUT CIRCLE PRESS, INC.,
a North Carolina corporation,
WATERMARK PRESS, LTD.,
a California corporation,
WENTWORTH CORPORATION,
a South Carolina corporation,
WESTERN LITHOGRAPH COMPANY,
a Texas corporation,
WESTLAND PRINTERS, INC.,
a Maryland corporation,
WETZEL BROTHERS, LLC,
a Wisconsin limited liability company,

Unnumbered signature page to First Amendment to Credit Agreement for Consolidated Graphics, Inc.

WOODRIDGE PRESS, INC.,
a California corporation

By:	/s/ Jon C. Biro
Jon C. Biro,
Executive Vice President
of each of the foregoing

SERCO FORMS, LLC,
a Kansas limited liability company

By:	BIGINK MAILING & FULFILLMENT COMPANY, a Kansas corporation, and PRINTING, INC., a Kansas corporation, Members

	By:	/s/ Jon C. Biro
Jon C. Biro,
Executive Vice President
of each of the foregoing

CONSOLIDATED GRAPHICS MANAGEMENT,
LTD., a Texas limited partnership,

By:	CGML GENERAL PARTNER, INC., a Delaware corporation, its sole general partner

	By:	/s/ Jon C. Biro
Jon C. Biro,
Executive Vice President

Unnumbered signature page to First Amendment to Credit Agreement for Consolidated Graphics, Inc.